UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
KKR ACQUISITION HOLDINGS I CORP.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

KKR ACQUISITION HOLDINGS I CORP.
30 Hudson Yards, Suite 7500
New York, NY 10001
November 18, 2022
Dear Stockholders:
On behalf of the board of directors (the “Board”) of KKR Acquisition Holdings I Corp. (the “Company”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). The Special Meeting will be held at 10:30 a.m. Eastern Time on December 12, 2022. The Company will be holding the Special Meeting via live webcast. You will be able to attend the Special Meeting, vote and submit your questions online before the Special Meeting by visiting https://www.cstproxy.com/kkracqholdingsi/2022. The Notice of Special Meeting of Stockholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/kkracqholdingsi/2022.
As discussed in the enclosed proxy statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:
(i)
Proposal 1A — A proposal to amend (the “Extension Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional nine (9) months, from March 19, 2023 to December 19, 2023 (such period, the “Extension Period” and such proposal, the “Extension Proposal”);

(ii)
Proposal 1B — A proposal to amend (the “Elective Early Wind-Up Charter Amendment” and, together with the Extension Charter Amendment, the “Charter Amendments”) the Company’s charter to permit our board of directors (the “Board”) to elect to wind up our operations prior to December 19, 2023 (such proposal, the “Elective Early Wind-Up Proposal” and, together with the Extension Proposal, the “Charter Amendment Proposals”);

(iii)
Proposal 2 — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of March 19, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date by which the Company has to consummate a business combination from March 19, 2023 to December 19, 2023, or such earlier date as determined by our Board (the “Trust Amendment Proposal”); and

(iv)
Proposal 3 — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Elective Early Wind-Up Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

Approval of both of the Charter Amendment Proposals and the Trust Amendment Proposal is a condition to the implementation of the Extension Period. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Amendment Proposals and the Trust Amendment Proposal.
Each of the Extension Proposal, the Elective Early Wind-Up Proposal, the Trust Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement.
Only holders of record of our common stock at the close of business on November 10, 2022 are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting.
Our Board has approved the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal, and recommends that stockholders vote in favor of each proposal. Approval of the Charter Amendment Proposals and the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock entitled to vote thereon. Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by stockholders represented via the remote platform or by proxy at the Special Meeting and entitled to vote thereon.
In connection with the Charter Amendment Proposals, Holders (“public stockholders”) of the Company’s Class A common stock, $0.0001, par value per share (“public shares”), may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether or how such public stockholders vote on the proposals at the Special Meeting; however redemption payments will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite stockholder approval.
You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares if and when the initial business combination is submitted to stockholders for approval, subject to any limitations set forth in our charter. In addition, public stockholders who do not make the Election will be entitled to have their public shares redeemed for cash if the Company has not completed the initial business combination before December 19, 2023, subject to any limitations set forth in our charter.
If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, then in accordance with the Company’s Trust Agreement, the Company’s trust account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) December 19, 2023.
To exercise your redemption rights, you must tender your shares to Continental, the Company’s transfer agent, at least two business days prior to the Special Meeting. You may tender your shares by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of a public share delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).
The Company estimates that the per-share pro rata portion of the trust account will be approximately $10.06 at the time of the Special Meeting. The closing price of the Company’s common stock on November 17, 2022 was $10.01. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.05 more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their public shares.
The Company reserves the right at any time to cancel the Special Meeting and not to submit the Charter Amendment Proposals or the Trust Amendment Proposal to stockholders. In addition, notwithstanding stockholder approval of the Charter Amendment Proposals and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendments or Trust Amendment at any time before the effectiveness thereof without any further action by our stockholders.
After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Special Meeting, the Charter Amendment Proposals and the Trust Amendment Proposal. Whether or not you plan to virtually participate in the Special Meeting, we urge you to read this material carefully and vote your shares.
Sincerely,

/s/ Glenn Murphy
Glenn Murphy
Chief Executive Officer and Executive Chairman
November 18, 2022

KKR ACQUISITION HOLDINGS I CORP.
30 Hudson Yards, Suite 7500
New York, NY 10001
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
December 12, 2022
November 18, 2022
To the Stockholders of KKR Acquisition Holdings I Corp.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of KKR Acquisition Holdings I Corp. (the “Company”), a Delaware corporation, will be held on December 12, 2022, at 10:30 a.m. Eastern Time. The Company will be holding the Special Meeting via live webcast. You will be able to attend the Special Meeting, vote and submit your questions online before the Special Meeting by visiting https://www.cstproxy.com/kkracqholdingsi/2022.
The purpose of the Special Meeting will be to consider and vote upon the following proposals:
(i)
Proposal 1A — A proposal to amend the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination for an additional nine (9) months, from March 19, 2023 to December 19, 2023 (such period, the “Extension Period” and such proposal, the “Extension Proposal”);

(ii)
Proposal 1B — A proposal to amend the Company’s charter to permit our board of directors (the “Board”) to elect to wind up our operations prior to December 19, 2023 (the “Elective Early Wind-Up Proposal”);

(iii)
Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of March 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, to extend the date by which the Company has to consummate a business combination from March 19, 2023 to December 19, 2023, or such earlier date as determined by our Board (the “Trust Amendment Proposal”); and

(iv)
Proposal 3 — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Elective Early Wind-Up Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

The Board has fixed the close of business on November 10, 2022 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.
By Order of the Board of Directors
Sincerely,

/s/ Glenn Murphy
Glenn Murphy
Chief Executive Officer and Executive Chairman
Dated: November 18, 2022
New York, New York

IMPORTANT
WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 12, 2022. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/KKRACQHOLDINGSI/2022. WE ARE FIRST MAILING THESE MATERIALS TO OUR STOCKHOLDERS ON OR ABOUT NOVEMBER 18, 2022.
KKR ACQUISITION HOLDINGS I CORP.
30 HUDSON YARDS, SUITE 7500
NEW YORK, NY 10001

i

KKR ACQUISITION HOLDINGS I CORP.

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS
To be held at 10:30 a.m. Eastern Time on December 12, 2022
The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
QUESTIONS AND ANSWERS
Why am I receiving this proxy statement?
This proxy statement of KKR Acquisition Holdings I Corp. (the “Company”) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Special Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.
We are a blank check company incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is KKR Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), which has partnered with Mr. Glenn Murphy, our Chief Executive Officer and Executive Chairman. On March 19, 2021, the Company consummated its initial public offering (the “IPO”), including a concurrent private placement (the “Private Placement”) of 21,733,333 private placement warrants (the “Private Placement Warrants”), from which it derived gross proceeds in the aggregate of $1,380,000,000. Prior to the Company’s IPO, the Sponsor purchased 28,750,000 shares of our Class B common stock, which are convertible into shares of our Class A common stock (the “Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.001 per Founder Share. Like most blank check companies, our amended and restated certificate of incorporation (the “charter”) provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such certain date is March 19, 2023 (i.e., 24 months from the consummation of the IPO, or the “business combination period”). If both of the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the business combination period will instead be extended to December 19, 2023 but our Board will also have the ability to elect to wind up our operations on any date following the Special Meeting. Our Board believes that it is in the best interests of the stockholders to both continue the Company’s existence until December 19, 2023 but also to provide the Board with additional flexibility to authorize a dissolution of the Company and liquidate the trust account on a specified date prior to December 19, 2023 if it determines such action is in the best interests of the stockholders. Therefore, the Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.
What is being voted on?
You are being asked to vote on the following proposals:
(i)
to amend the Company’s charter (the “Extension Charter Amendment”) to extend the date by which the Company has to consummate an initial business combination (the “Extension”) for an additional nine (9) months, from March 19, 2023 to December 19, 2023 (such period, the “Extension Period” and such proposal, the “Extension Proposal”);

(ii)
to amend (the “Elective Early Wind-Up Charter Amendment” and, together with the Extension Charter Amendment, the “Charter Amendments”) the Company’s charter to permit our board of directors (the “Board”) to elect to wind up our operations prior to December 19, 2023 (such proposal, the “Elective Early Wind-Up Proposal” and, together with the Extension Proposal, the “Charter Amendment Proposals”);

(iii)
to amend the Company’s investment management trust agreement, dated as of March 19, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company( “Continental”) (the “Trust Amendment”) to extend the date by which the Company has to consummate a business combination from March 19, 2023 to December 19, 2023, or such earlier date as determined by our Board (the “Trust Amendment Proposal”); and

(iv)
to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Elective Early Wind-Up Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

What is the purpose of the Charter Amendments and Trust Amendment?
The purpose of the Charter Amendments and Trust Amendment is to provide the Sponsor with additional time during the Extension Period to effect a suitable initial business combination as well as to provide for additional flexibility to authorize a dissolution of the Company following the date of the Special Meeting and prior to the scheduled end of the Extension Period. The Board believes that it is in the best interests of our stockholders to provide the Company more time to identify and consummate the initial business combination. The Company intends to hold another stockholders meeting prior to December 19, 2023 in order to seek stockholder approval of a potential business combination.
Approval of both of the Charter Amendment Proposals and Trust Amendment Proposal is a condition to the implementation of the Extension Period.
Why is the Company proposing the Charter Amendment Proposals and the Trust Amendment Proposal?
The Company’s IPO prospectus and charter provided that the Company initially has until March 19, 2023 (the date which is 24 months after the consummation of the IPO) to complete the initial business combination. If both of the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the business combination period will be extended to December 19, 2023 (i.e., nine (9) months from the current termination date) and our Board will have the ability to elect to wind up our operations on an earlier date.
Our Board believes that it is in the best interests of our stockholders to provide for this extension and incremental flexibility. Upon preparation of a proxy statement in connection with a proposed business combination, the Company intends to hold another stockholders meeting prior to December 19, 2023 in order to seek stockholder approval of the initial business combination.
Why should I vote for the Charter Amendment Proposals and the Trust Amendment Proposal?
Our Board is proposing the Extension Charter Amendment to extend the date by which the Company must complete the initial business combination to December 19, 2023 because it believes stockholders will benefit from providing the Company with additional time to consummate the initial business combination. Our Board is proposing the Elective Early Wind-Up Charter Amendment because it believes that stockholders will benefit from giving the Company the flexibility to authorize a dissolution following the date of the Special Meeting and prior to the scheduled end of the Extension Period if a suitable acquisition target does not emerge. Our Board is proposing the Trust Amendment to implement these conforming changes in the Trust Agreement. Your vote in favor of the Charter Amendment Proposals and the Trust Amendment Proposal is required for the Company to implement the Charter Amendments and the Trust Amendment, respectively.
The Company’s existing charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem shares of the Company’s Class A common stock issued in the IPO (the “public shares”) if the Company does not complete its initial business combination before March 19, 2023, the Company will provide holders of its public shares (“public stockholders”) with the opportunity to redeem all or a portion of their public shares upon such approval (the election for such a redemption, the “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the initial charter. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
Our Board recommends that you vote in favor of the Charter Amendment Proposals and the Trust Amendment Proposal but expresses no opinion as to whether you should redeem your public shares. Public stockholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Special Meeting, however, redemption payments will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite stockholder approval.

How do the Company insiders intend to vote their shares?
All of the Company’s directors and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the proposals.
Our initial stockholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their shares of common stock in connection with (i) the completion of our initial business combination or (ii) a stockholder vote to approve an amendment to our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provision relating to stockholders’ rights or pre-initial business combination activity. The initial stockholders are not entitled to redeem the Founder Shares.
On the record date, the initial stockholders beneficially owned and were entitled to vote 34,500,000 Founder Shares, which represents 20% of the Company’s issued and outstanding common stock.
In addition, the Sponsor or the Company’s or a potential target’s executive officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment Proposals and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposal to be voted upon at the Special Meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposals and the Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment Proposals and the Trust Amendment Proposal. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Does the Board recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of the proposal, the Board has determined that the proposal is in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Charter Amendment Proposals and Trust Amendment Proposal.
What vote is required to adopt the Charter Amendment Proposals and the Trust Amendment Proposal?
Approval of each of the Extension Proposal, the Elective Early Wind-Up Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding common stock entitled to vote thereon.
What happens if I sell my common stock or units of the Company before the Special Meeting?
The November 10, 2022 record date is earlier than the date of the Special Meeting. If you transfer your public shares after the record date but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your shares of common stock prior to the record date, you will have no right to vote those shares at the Special Meeting.
Will you seek any further extensions to liquidate the trust account?
Other than the Extension, until December 19, 2023 as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the initial business combination.

What happens if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved?
If the Charter Amendment Proposals and the Trust Amendment Proposal are not approved, and we do not consummate the initial business combination by March 19, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders.
The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.
Additionally, redemption payments for Elections in connection with this Special Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite stockholder approval.
If both the Charter Amendment Proposals and the Trust Amendment Proposal are approved, what happens next?
Subject to the approval of both of the Charter Amendment Proposals and the Trust Amendment Proposal by the holders of 65% of the outstanding shares of the common stock entitled to vote thereon, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and the Trust Amendment in the form of Annex B hereto will go into effect. The Company will remain a reporting company under the Exchange Act, and its units, common stock, and public warrants will remain publicly traded. The Company will then continue to work to identify and consummate the initial business combination prior to December 19, 2023, unless the Board determines that an earlier liquidation is in the best interests of the Company’s stockholders. However, the Company will not proceed with the Extension if the number of redemptions of our public shares causes us to have net tangible assets of less than $5,000,001 following approval of the Charter Amendment Proposals and Trust Amendment Proposal.
The Charter Amendment Proposals and the Trust Amendment Proposal all must be approved for the Extension Period to be implemented.
Would I still be able to exercise my redemption rights if I vote against the Charter Amendment Proposals and the Trust Amendment Proposal?
Yes, assuming you are a stockholder as of the record date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Special Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite stockholder approval. If you do not redeem your public shares in connection with the Special Meeting, and you disagree with the initial business combination if and when it is proposed for a stockholder approval, you will retain your right to redeem your public shares upon consummation of the initial business combination, subject to any limitations set forth in the charter.
When and where is the Special Meeting?
The Special Meeting will be held at 10:30 a.m. Eastern Time, on December 12, 2022, in virtual format. The Company’s stockholders may attend and vote at the Special Meeting by visiting https://www.cstproxy.com/kkracqholdingsi/2022 and entering the control number found on their proxy card. You may also attend the meeting telephonically by dialing (800) 450-7155 (toll-free within the United States and Canada) or (857) 999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 0142389#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. You will not be able to attend the Special Meeting physically. The online meeting format for the Special Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost.
How do I attend the virtual Special Meeting, and will I be able to ask questions?
As a registered stockholder, you received a Proxy Card from Continental. The form contains instructions on how to attend the Special Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Continental support contact information is as follows: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on December 6, 2022 at 10:30 a.m. Eastern Time (four (4) business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/kkracqholdingsi/2022, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the meeting.
Beneficial holders, who own their investments through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Special Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote Continental will issue you a guest control number with proof of ownership. Either way you must contact Continental for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to seventy-two (72) hours prior to the meeting for processing your control number.
If you do not have internet capabilities, you can listen only to the meeting by dialing (800) 450-7155 (toll-free), within the U.S. and Canada, or (857) 999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 0142389#. This is listen only; you will not be able to vote or enter questions during the Special Meeting.
How do I vote?
If you are a holder of record of Company common stock, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.
If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Special Meeting.
How do I change my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?
Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The Extension Proposal, the Elective Early Wind-Up Proposal, the Trust Amendment Proposal and the Adjournment Proposal are all “non-discretionary” (and non-routine) items. Thus, your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.
What is a quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented virtually or by proxy at the Special Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting may adjourn the Special Meeting to another date.

Who can vote at the Special Meeting?
Only holders of record of the Company’s common stock at the close of business on November 10, 2022, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 138,000,000 shares of Class A common stock and 34,500,000 Founder Shares were outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Special Meeting. The failure to vote your shares (including by failing to provide your broker instructions as to how shares that you beneficially own in “street name”) will have the effect of a vote against the Charter Amendment Proposals and the Trust Amendment Proposal, but will have no effect on the Adjournment Proposal assuming a quorum is present.
What interests do the Company’s directors and executive officers have in the approval of the proposals?
The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. See “The Special Meeting — Interests of our Sponsor, Directors and Officers.”
What happens to the Company’s warrants if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved?
If any of the Extension Proposal, the Elective Early Wind-Up Proposal or the Trust Amendment Proposal is not approved and we do not identify and consummate an initial business combination by March 19, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and the Company’s public warrants and Private Placement Warrants will expire worthless.
What happens to the Company’s warrants if both of the Charter Amendment Proposals and the Trust Amendment Proposal are approved?
If both of the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Company will continue its efforts to identify and consummate its initial business combination until December 19, 2023 and will retain the blank check company restrictions previously applicable to it, and the public warrants and Private Placement Warrants will remain outstanding in accordance with their terms.
How do I redeem my public shares?
If both of the Charter Amendments and the Trust Amendment are implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account to the approval of the Charter Amendments and the Trust Amendment, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve the initial business combination, or if the Company has not consummated the initial business combination by December 19, 2023.
To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on December 8, 2022. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendments, the Trust Amendment and the Election.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendment Proposals and the Trust Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m., Eastern Time, on December 8, 2022, (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposals and the Trust Amendment Proposal.
Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposals and the Trust Amendment Proposal will not be redeemed for cash held in the trust account.
In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposals and Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposals and the Trust Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposals and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendments and Trust Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If I am a public unit holder, can I exercise redemption rights with respect to my units?
No. Holders of outstanding public units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into public shares and public warrants. See “How do I redeem my public shares?” above.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow’s customary fees of approximately $42,500, plus disbursements, and indemnify Morrow against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
Where do I find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Special Meeting.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokers call: (203) 658-9400
Email: KAHC.info@investor.morrowsodali.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact.
The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described under “Risk Factors” in this proxy statement and “Item 1A. Risk Factors” of our Annual Report on Form 10-K filed with the SEC on March 31, 2022 (the “Annual Report”) and in our other Securities and Exchange Commission (“SEC”) filings. Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

RISK FACTORS
Investing in our securities involves risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of our Annual Report and in other reports we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”
We may not be able to complete the initial business combination by December 19, 2023, even if the Charter Amendment Proposals and the Trust Amendment Proposal are approved by our stockholders, in which case we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate.
We may not be able to find a suitable target business and complete the initial business combination by December 19, 2023, even if the Charter Amendment Proposals and the Trust Amendment Proposal are approved by our stockholders. Our ability to complete the initial business combination may be negatively impacted by general market conditions, volatility in the equity and debt capital markets and the other risks described herein, in our Annual Report and in other reports that we file with the SEC. If we have not completed the initial business combination within such time period, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds in the trust account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.
The excise tax included in the Inflation Reduction Act of 2022 may hinder our ability to consummate an initial business combination and/or decrease the amount of funds available for distribution in connection with a redemption or liquidation.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal (non-deductible) 1% excise tax on certain repurchases (including redemptions) of shares of stock by publicly traded “covered corporations.” For these purposes a “covered corporation” includes entities treated as U.S. corporations under the Internal Revenue Code (including as a result of the “inversion” rules) and in certain circumstances, U.S. subsidiaries of publicly traded non-U.S. corporations. The excise tax is imposed directly on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of determining the fair market value of the repurchased shares, a covered corporation is permitted to reduce the value of the repurchased shares by the fair market value of certain new stock issuances made in the same taxable year. In addition, there are a limited number of other exclusions that may apply to the excise tax. The U.S. Department of the Treasury has been given broad authority to provide regulations and other guidance to implement the excise tax and prevent the abuse or avoidance of the excise tax. The excise tax applies only to repurchases that occur after December 31, 2022.
As described under “The Special Meeting — Redemption Rights,” if the deadline for us to complete an initial business combination (currently March 19, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Because any redemption that occurs as a result of the Extension would occur before December 31, 2022, we would not be subject to the excise tax as a result of any redemptions in connection with the Extension. However, any redemption or other repurchase that occurs after December 31, 2022, in connection with an initial business combination, our liquidation or otherwise, may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in respect of taxable years beginning after December 31, 2022 will depend on a number of factors, including (i) the fair market value of shares of our stock that are redeemed or otherwise repurchased by us in the applicable tax year, (ii) the nature and amount of any “PIPE” or other equity issuances that occur in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year in which the initial business combination occurs), (iii) the structure of any initial business combination as it pertains to shares of our stock and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury in respect of the excise tax and its implementation. The excise tax could cause a reduction in the cash available on hand to complete an initial business combination, could otherwise impact our ability to complete an initial business combination and/or could negatively impact stockholders who exercise their redemption rights after December 31, 2022.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act of 1940 (as amended, the “Investment Company Act”), we may, at any time, instruct Continental to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
We do not believe that the Company is an investment company as defined under the Investment Company Act. Section 3(a)(1)(A) of the Investment Company Act defines an “investment company” as any issuer that is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities. To assess status as an investment company under that definition, a company’s assets, the sources of its income, its historical development, its public representations of policy, and the activities of its officers and directors are analyzed. We believe that the way in which the Company currently operates and is expected to continue to operate will generally prevent a finding that the Company is an investment company under this or any other applicable definition. Pursuant to the Trust Agreement, the funds in the trust account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a private equity fund, a special situation investment company or other similar investment fund), we believe the Company should not be deemed an “investment company” within the meaning of the Investment Company Act.
However, we acknowledge that our belief that we should not be deemed an “investment company” is contingent on the Company’s operations proceeding according to its stated business plan. In the event that the Company has not consummated our initial business combination or our liquidation prior to March 19, 2023, the 24-month anniversary of the IPO, there is the potential that the Company may deemed to be “engaged primarily . . . in the business of investing, reinvesting, or trading in securities” under Section 3(a)(1)(A) because of the length of time during which the Company’s activities and income will have consisted of generating interest income from its investments in U.S. government securities and money market funds meeting the conditions of Rule 2a-7. Even prior to March 19, 2023, the 24-month anniversary of the IPO, the SEC may take the position that we have been operating as an unregistered investment company. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an investment company. If we are deemed to be an investment company that is required to register under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination or may result in our liquidation.
To mitigate the risk of us being deemed to be an investment company under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, we may, at any time on or prior to the 24-month anniversary the IPO, instruct Continental to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, the Company will no longer have investments in “securities” and therefore should not be capable of being deemed to be “engaged primarily . . . in the business of investing, reinvesting, or trading in securities” under Section 3(a)(1)(A) of the Investment Company Act. We believe taking such actions would thereby mitigate the risk of Company being deemed as an unregistered investment company. As a result of this liquidation of securities, however, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. If we do not complete our initial business combination, our public stockholders may receive only approximately $10.00 per share on the liquidation of our trust account and our warrants will expire worthless. In addition, if we do not complete our initial business combination and our trust account is liquidated, our public stockholders will miss the opportunity to benefit from an investment in a target company and miss the appreciation in value of such investment through an initial business combination.
The Committee on Foreign Investment in the United States (“CFIUS”) or other regulatory agencies may modify, delay or prevent our initial business combination.
CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”
Our Sponsor is not a non-U.S. person and is not controlled by any non-U.S. person, but it does have substantial ties to one non-U.S. person from an “excepted foreign state,” as such term is defined under the CFIUS regulations. Specifically, Mr. Glenn Murphy is a citizen of Canada, and is not a national of any other jurisdiction. Investments by qualifying investors from an excepted foreign state, such as Canada, are exempt from CFIUS’s mandatory filing requirements, although CFIUS may still have jurisdiction to review certain investments or acquisitions by such investors. Additionally, Mr. Murphy serves as one of three managers of the Sponsor, along with Mr. Paul Raether and Ms. Paula Campbell Roberts, and any action by our Sponsor with respect to the Company or the Class B common stock held by the Sponsor, including voting and dispositive decisions, requires a majority vote of the managers of the board of managers. Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of our Sponsor’s managers, none of the managers of our Sponsor is deemed to be a beneficial owner of our Sponsor’s securities, even those in which such manager holds a pecuniary interest. Accordingly, Mr. Glenn Murphy is not deemed to have or share beneficial ownership of the Class B common stock held by our Sponsor. Furthermore, ownership interests in our Sponsor are held by two entities, KKR ASH I LLC, a Delaware limited liability company, and FIS Holdings, LTD, a Canadian investment firm controlled by Mr. Murphy. Lastly, other than Mr. Murphy, all of the Company’s directors and executive officers are U.S. persons and residents of the United States.
Nevertheless, although the Sponsor held 19.9% of our common stock as of November 9, 2022 and the Company’s organizational documents do not grant investors in the Sponsor special information or governance rights with respect to the Company, we cannot predict whether the Company may be deemed to be a “foreign person” under the regulations relating to CFIUS or may be subject to review by any other U.S. government entity. In addition, targets with which the Company may pursue an initial business combination could also include foreign investment or have other ties to non-U.S. persons. As such, an initial business combination with a U.S. business or foreign business with U.S. subsidiaries that we may wish to pursue may be subject to CFIUS review or other regulatory review, depending on the Company’s ultimate share ownership following the initial business combination (due to the Sponsor’s post-closing equity interest) and other factors. If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or we may determine to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to modify or delay our proposed initial business combination, impose conditions with respect to such initial business combination, request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval or prohibit the initial business combination entirely. Accordingly, the pool of potential targets with which the proposed initial business combination can occur may be limited. The time necessary for CFIUS review of the transaction or a decision to delay or prohibit the transaction may also prevent the initial business combination from occurring within the applicable time period required under the Company’s charter, even if the Charter Amendment Proposals and the Trust Amendment Proposal are approved. These risks may limit the attractiveness of, delay or prevent us from pursuing our initial business combination with certain target companies that we believe would otherwise be attractive to us and our stockholders.
Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy, and we have limited time to complete our initial business combination. If we are unable to consummate our initial business combination within the applicable time period required under the Company’s charter, we will be required to wind up, redeem and liquidate. In such event, our stockholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through an initial business combination. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

BACKGROUND
We are a Delaware-incorporated blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
We are sponsored by KKR & Co. Inc., a Delaware corporation (together with its subsidiaries, but excluding the Sponsor for purposes of this proxy statement, referred to as “KKR”) in partnership with Glenn Murphy, our Chief Executive Officer and Executive Chairman. We believe that the combined resources and expertise of KKR and Mr. Murphy will provide us a strong competitive advantage as we source, diligence and operate our future business combination, providing a differentiated value-creation opportunity for our stockholders.
An investment in us is not an investment in KKR, in any investment funds, vehicles and accounts advised, managed or sponsored by KKR (“KKR Funds”), in any other member of KKR, the KKR Funds and their affiliates (excluding the Sponsor and KKR portfolio companies, the “KKR Group”) or in FIS Holdings, LTD and its affiliates (excluding the Sponsor, “FIS Holdings”). No employee of the KKR Group or FIS Holdings will be a member of our management team, even to the extent he or she is involved in our affairs, unless our Board expressly names such employee as an officer of the Company. Our Sponsor, KKR and FIS Holdings will not be providing investment advisory services to us, and we are not an investment advisory client of KKR, FIS Holdings or our Sponsor under the Investment Advisers Act of 1940.
Although we have reviewed a significant number of opportunities for our initial business combination, and we continue to search for a transaction in the best interests of our stockholders, the Board currently believes that there will not be sufficient time before March 19, 2023 (i.e., 24 months from the consummation of the IPO) to complete an initial business combination. Accordingly, the Board believes that in order to be able to both consummate an initial business combination and allow for current holders of public shares to make the Election, we will need to implement the Charter Amendments and the Trust Amendment.
Approximately $1.38 billion in proceeds from our IPO, the simultaneous sale of warrants in a private placement transaction, and interest income are being held in our trust account in the United States maintained by Continental, acting as trustee. The proceeds held in the trust account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. The trust account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 24 months from the closing of the IPO, subject to extension, or (B) with respect to any other material provision relating to stockholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 24 months from the closing of the IPO or during any extension period, our return of the funds held in the trust account to our public stockholders as part of our redemption of the public shares.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Founder Shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers.”
You are not being asked to vote on any business combination at this time. If the Charter Amendments and Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the initial business combination, you will be entitled to vote on the initial business combination if and when it is submitted to stockholders and will retain the right to redeem your public shares for cash in the event the initial business combination is approved and completed or we have not consummated a business combination by December 19, 2023, subject to the terms of the charter.

THE SPECIAL MEETING
Date, Time and Place of the Special Meeting
The enclosed proxy is solicited by the Board in connection with the Special Meeting to be held on December 12, 2022, at 10:30 a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special Meeting via live webcast. You will be able to attend the Special Meeting, vote and submit your questions online before the Special Meeting by visiting https://www.cstproxy.com/kkracqholdingsi/2022.
Purpose of the Special Meeting
At the Special Meeting, you will be asked to consider and vote upon the following matters:
(i)
Proposal 1A — A proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination for an additional nine (9) months, from March 19, 2023 to December 19, 2023;

(ii)	Proposal 1B — A proposal to amend the Company’s charter to permit our Board to elect to wind up our operations prior to December 19, 2023;
(iii)
Proposal 2 — A proposal to amend the Company’s Trust Agreement to extend the date by which the Company has to consummate a business combination from March 19, 2023 to December 19, 2023, or such earlier date as determined by our Board; and

(iv)
Proposal 3 — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Elective Early Wind-Up Proposal and the Trust Amendment Proposal.

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve each of the Charter Amendment Proposals and the Trust Amendment Proposal.
The Charter Amendment Proposals and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company has to complete the initial business combination as well as to provide the Board with additional flexibility to authorize a dissolution of the Company and liquidate the trust account following the date of the Special Meeting but prior to December 19, 2023 if it determines such action is in the best interests of the stockholders.
You are not being asked to vote on any business combination at this time. If the Charter Amendments and the Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote for the initial business combination if and when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or the Company has not consummated the business combination during the Extension Period, subject to the terms of the charter.
Public stockholders may elect to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposals regardless of whether or how such public stockholders vote with respect to the Charter Amendment Proposals. However, the Company will not proceed with the Charter Amendment Proposals and the Trust Amendment Proposal if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Additionally, redemption payments for Elections in connection with this Special Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite stockholder approval. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the initial business combination is submitted to the stockholders. Furthermore, if the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, then in accordance with the terms of Trust Agreement, as amended, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) December 19, 2023.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent. Furthermore, if a holder of a public share delivered the certificate representing such holder’s shares in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).
The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $1.4 billion that was in the trust account as of September 30, 2022.
If the Charter Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by March 19, 2023, in accordance with our charter, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds in the trust account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Company’s warrants will expire worthless.
The approval of the Charter Amendment Proposals and the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of the Company’s common stock entitled to vote thereon. Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by stockholders represented via the remote platform or by proxy at the Special Meeting and entitled to vote thereon. Our Board will abandon and not implement the Charter Amendment Proposals and the Trust Amendment Proposal unless our stockholders approve both of the Charter Amendment Proposals and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposals and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendments or Trust Amendment at any time before the effectiveness thereof without any further action by our stockholders.
Only holders of record of our common stock at the close of business on November 10, 2022 are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting.
After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Voting Rights and Revocation of Proxies
The record date with respect to this solicitation is the close of business on November 10, 2022 and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournments or postponements thereof.
The shares of common stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about November 18, 2022.
Dissenters’ Right of Appraisal
Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.
Outstanding Shares and Quorum
The number of outstanding shares of common stock entitled to vote at the Special Meeting is 138,000,000 public shares and 34,500,000 Founder Shares. Each share of common stock is entitled to one vote. The presence represented by virtual attendance or by proxy at the Special Meeting of a majority of the number of outstanding shares of common stock, will constitute a quorum. There is no cumulative voting. Shares that abstain will be treated as present for quorum purposes on all matters.

Broker Non-Votes
Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the proposals is a “non-discretionary” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on the Charter Amendment Proposals, the Trust Amendment Proposal or the Adjournment Proposal if they have not received instructions from their clients and there will not be any broker non-votes at the Special Meeting. Please submit your vote instruction form so your vote is counted.
Required Votes for Each Proposal to Pass
Assuming the presence of a quorum at the Special Meeting:
Proposal	Vote Required
Extension Charter Amendment	At least sixty-five percent (65%) of outstanding shares of common stock entitled to vote thereon
Elective Early Wind-Up Charter Amendment	At least sixty-five percent (65%) of outstanding shares of common stock entitled to vote thereon
Trust Amendment	At least sixty-five percent (65%) of outstanding shares of common stock entitled to vote thereon
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting
Abstentions will count as a vote against the first two proposals, but will not have an effect on the Adjournment Proposal assuming a quorum is present. The failure to vote on the Charter Amendment Proposals and the Trust Amendment Proposal will have the effect of a vote “AGAINST” each such proposal, but will have no effect on the Adjournment Proposal assuming a quorum is present.
The chairman of the meeting may adjourn the meeting whether or not there is a quorum, to reconvene at the same or some other place and may adjourn the meeting from time to time until a quorum shall attend.
Voting Procedures
Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.
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You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the Extension Proposal, “FOR” the Elective Early Wind-Up Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

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You can attend the Special Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Special Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your public shares.

Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Special Meeting. You may contact Morrow, our proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokers call: (203) 658-9400
Email: KAHC.info@investor.morrowsodali.com
In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own public shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.
Delivery of Proxy Materials to Stockholders
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•	if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at KKR Acquisition Holdings I Corp., 30 Hudson Yards, Suite 7500, New York, NY 10001; or
•	if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:
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If we do not consummate an initial business combination by March 19, 2023, which is 24 months from the closing of our IPO, or by December 19, 2023 if the Charter Amendment Proposals and the Trust Amendment Proposal are approved by the requisite number of votes, we will wind up, redeem and liquidate. In such event, the Founder Shares, all of which are owned by our Sponsor, certain independent directors and our strategic advisor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our initial stockholders have agreed to waive their rights to liquidating distributions from the trust account with respect to their Founder Shares if we fail to complete an initial business combination by March 19, 2023, or by December 19, 2023 if the Extension is approved, although they will be entitled to liquidated distributions from the trust account with respect to any shares of our Class A common stock they hold if we fail to complete our initial business combination within the prescribed timeframe.

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A member of our Sponsor is an affiliate of KKR. KKR is a global investment management firm that manages KKR Funds, which, collectively, can and do invest in a wide range of investment opportunities. In addition, subject to applicable law, including KKR’s obligations to the KKR Funds, there is no restriction on what KKR may invest in on its own behalf. Because of the breadth and scope of the investment platform of KKR Group, including investments made or pursued by the KKR portfolio companies, there are significant potential conflicts of interest between us and the KKR Group.

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Each of the KKR Group, FIS Holdings, LTD and its affiliates and Glenn Murphy (each a “Sponsor Participant” and together, the “Sponsor Participants”) will be offered acquisition opportunities on a preferred basis. If either or both of the Sponsor Participants decide to pursue any such opportunity, we will be precluded from pursuing such opportunity. In addition, investment ideas generated within the Sponsor Participants, including by our officers or directors, may be suitable for both us and the Sponsor Participants, and you should expect that such investment ideas will be directed to the Sponsor Participants rather than to us. The Sponsor Participants have no duty to offer acquisition opportunities to us, or to otherwise share information or investment ideas with us, and in fact will often be prohibited from doing so, due to its fiduciary and contractual obligations to persons and entities other than us.
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Each of our officers and directors presently has, and in the future are expected to have, additional fiduciary or contractual obligations to other entities (including the Sponsor Participants) pursuant to which we expect that such officer or director will present a business combination opportunity to such other entity before presenting it to us, if at all. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she then has fiduciary or contractual obligations (including the Sponsor Participants), he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity (including the Sponsor Participants). Our charter provides that we renounce our interest in any corporate opportunity offered to the Sponsor Participants, as well as any corporate opportunity offered to any director or officer unless such opportunity is expressly offered in writing to such person solely in his or her capacity as a director or officer of our Company and is one that such director or officer has no duty (contractual or fiduciary) to offer to a Sponsor Participant. To the fullest extent permitted by law, no business opportunity will be deemed to be a potential corporate opportunity for us unless we would be permitted to undertake the opportunity under our charter, we have sufficient financial resources to undertake the opportunity and the opportunity would be in line with our business.

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The Sponsor Participants may, and, in the case of the KKR Group, is and in the future will continue to, be engaged in the business of investing and underwriting, arranging, syndicating or providing financial advisory services with respect to, various forms of debt, equity and other financial instruments, and they may seek (but are not obligated) to provide these services to our Company or a business we seek to acquire. In connection with these activities, the Sponsor Participants may invest in or extend credit to different parts of the capital structure of our Company or a business we seek to acquire. These and other activities may result in actual or apparent conflicts of interest.

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We engaged KKR Capital Markets LLC (“KCM”), which is a registered broker-dealer subsidiary of KKR, to provide financial advisory services in connection with the IPO, which services were independent from those provided by the underwriters. We agreed to pay KCM customary fees in connection with the IPO, which includes deferred compensation that is contingent on the completion of an initial business combination within the specified time period. The underwriters reimbursed us for any fee paid to date and have agreed to reimburse us for any other fee to be paid to KCM. As a result, there is no additional offering expense related to this fee. However, this engagement may present potential conflicts of interest because a portion of the fees payable are contingent on the consummation of an initial business combination, and because KCM is affiliated with a member of our Sponsor. We have entered into an access agreement with our Sponsor to provide or cause to be provided such services that our Sponsor will make available to us for our business operations until the completion of our initial business combination. Other than the access agreement, we do not have any other agreement, arrangement or understanding with our Sponsor to provide any services to us. We may in the future also engage service providers from the Sponsor Participants for services in connection with identifying and investigating potential targets for, and the consummation of, our business combination, and we may pay fees, including non-cash compensation, and reimburse expenses for any such services. Similarly, the Sponsor Participants may provide services to prospective acquisition targets, including in connection with or following an initial business combination with us, and may receive fees and other compensation and expense reimbursements in exchange for such services. Conflicts may arise from the Sponsor Participants’ provision of these services to us.

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Moreover, we may seek to pursue an initial business combination with a company that is affiliated with our Sponsor, officers, directors or the Sponsor Participants (including KKR portfolio companies). In addition, in order to help finance an initial business combination, the Sponsor Participants may also (but are not obligated to) enter into financing arrangements with us. Such financing arrangements may provide the Sponsor Participants with certain rights that might be detrimental to our equity holders, including our public stockholders, as well as those of the business we seek to acquire.

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In addition, we have agreed not to enter into a definitive agreement regarding an initial business combination without the prior written consent of the Sponsor, which will require the unanimous written consent of the managers of the Sponsor, which means that any manager, solely taking into account his, her or its own interests and without regard to the interests of the Company, may determine that an investment opportunity should not be presented to us and they may instead determine to keep it for their own purposes.

Redemption Rights
Pursuant to our currently existing charter, our public stockholders will be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendments, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, divided by the number of then outstanding public shares (if the redemption of public shares in connection therewith would not cause the Company to have net tangible assets of less than $5,000,001). If your redemption request is properly made and the Charter Amendments are approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the trust account of approximately $1.4 billion on September 30, 2022, the estimated per share redemption price would have been approximately $10.06. Public stockholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Special Meeting, but redemption payments for Elections in connection with this Special Meeting will only be made if both of the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite stockholder approval.
In order to exercise your redemption rights, you must:
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submit a request in writing prior to 5:00 p.m., Eastern Time on December 8, 2022 (two (2) business days before the Special Meeting) that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
and
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deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two (2) business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares. You may make such request by contacting our transfer agent at the phone number or address listed above.
Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.
If the Charter Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate the initial business combination by March 19, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds in the trust account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Our warrants to purchase common stock will expire worthless.
Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants.
If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL 1A: EXTENSION CHARTER AMENDMENT
The proposed Extension Charter Amendment would amend the Company’s charter to extend the date by which the Company has to consummate a business combination for an additional nine (9) months, from March 19, 2023 to December 19, 2023. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
Reasons for the Proposed Extension Charter Amendment
The Company is proposing to amend its charter to extend the date by which it has to consummate the initial business combination from March 19, 2023 to December 19, 2023.
The Extension Charter Amendment is essential to allowing the Company more time to identify and consummate the initial business combination. Approval of the Extension Charter Amendment is a condition to the implementation of the Extension. While we are currently working on identifying an initial business combination, the Board currently believes that there will not be sufficient time before March 19, 2023 to identify and complete the initial business combination. Accordingly, the Board believes that in order to be able to consummate the initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate the initial business combination to December 19, 2023. See “Background.”
See also “Proposal 1B—Elective Early Wind-Up Charter Amendment,” a cross-conditioned proposal, which, if approved, would enable the Company’s Board to elect to wind up our operations on an earlier date as determined by our Board and included in a public announcement and liquidate the trust account following the date of the Special Meeting and prior to December 19, 2023 if it determines such action is in the best interests of stockholders.
If the Extension Charter Amendment is Approved
If both of the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Charter Amendment in the form of Annex A hereto will be effective and the trust account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable termination date. The Company will then continue to attempt to identify and consummate an initial business combination until the applicable Extension Period or until the Company’s Board determines in its sole discretion that it will not be able to consummate the initial business combination before December 19, 2023 and does not wish to seek an additional extension. See “Proposal 1B—Elective Early Wind-Up Charter Amendment.”
If the Charter Amendment Proposals and the Trust Amendment Proposal are not approved and we have not consummated the initial business combination by March 19, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds in the trust account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.
You are not being asked to vote on any business combination at this time. If the Charter Amendments and the Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote for the initial business combination if and when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or the Company has not consummated the initial business combination during the Extension Period, subject to the terms of the charter.
Our initial stockholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their shares of common stock in connection with a stockholder vote to approve an amendment to our charter such as the Extension Charter Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 34,500,000 Founder Shares, which represents 20% of the Company’s issued and outstanding common stock.
In connection with this Charter Amendment Proposals, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposals or the Trust Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. However, redemption payments for Elections in connection with this Special Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite stockholder approval. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Charter Amendments (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). However, the Company will not proceed with the Charter Amendments if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our trust account, which held approximately $1.4 billion of cash and U.S. government securities as of September 30, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by December 19, 2023 if the Charter Amendment Proposals and the Trust Amendment Proposal are approved. Our initial stockholders, own an aggregate of 34,500,000 Founder Shares.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Special Meeting (or December 8, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its public shares.
As of September 30, 2022, there was approximately $1.4 billion in the trust account. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Company extends the business combination period to December 19, 2023 (or such earlier date as determined by our Board), the redemption price per share at the meeting for the initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $10.06 per share under the terms of our currently existing charter and Trust Agreement.

UNITED STATES FEDERAL INCOME TAX
CONSIDERATIONS FOR STOCKHOLDERS
EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of certain United States federal income tax considerations for holders of our shares with respect to the exercise of redemption rights in connection with the approval of the Extension in connection with the Charter Amendment Proposals. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:
•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market tax accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies;
•	real estate investment trusts;
•	persons liable for alternative minimum tax;
•	expatriates or former long-term residents of the United States;
•	persons that actually or constructively own five percent or more of our voting shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection
•	with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other
•	integrated or similar transaction;
•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;
•	controlled foreign corporations; or
•	passive foreign investment companies.
In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our shares as “capital assets” (generally, property held for investment) under the Code.
If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.
We have not sought, and will not seek, a ruling from the IRS as to any United States federal income tax consequence described herein. The IRS may disagree with the tax consequences described herein, and no assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described herein. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash pursuant to the Election (a “Redeeming U.S. Holder”). For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its shares of the Company and is:
•	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;
•
a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or
•
a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

U.S. Federal Income Tax Treatment of Non-Electing U.S. Holders
A U.S. Holder who does not make the Election (including any U.S. Holder who votes in favor of the Charter Amendment Proposals) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Charter Amendment Proposals.
U.S. Federal Income Tax Treatment of Electing U.S. Holders
A Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such stockholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). U.S. Holders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.
Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming

U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a stockholder’s proportionate interest is a “meaningful reduction” if the stockholder’s relative interest in the corporation is minimal and the stockholder does not have meaningful control over the corporation.
If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as distribution in respect of such shares for U.S. federal income (a “Distribution”). A Distribution will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the stockholder’s “holding period.” Any Distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.
As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.
Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash pursuant to the Election (“Redeeming Non-U.S. Holders”). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.
Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:
•
such Redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met;

•
such Redeeming Non-U.S. Holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty); or

•
the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the second bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. Holder. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower applicable treaty rate). If the second bullet point applies to a Redeeming Non-U.S. Holder, such Redeeming Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a rate of 30%. Note that a non-U.S. individual physically present in the U.S. for 183 days or more during a taxable year generally satisfies the substantial presence test, is taxable as a U.S. resident, and therefore is a U.S. Holder. If a non-U.S. individual has a special visa status, he or she may be a Non-U.S. Holder despite being physically present in the U.S. for 183 days or more.

If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such Redeeming Non-U.S. Holder on the deemed sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. The Company believes that it is not and has not been at any time since our formation a United States real property holding corporation.
If a redemption of a Redeeming Non-U.S. Holder’s shares is treated as a Distribution, as discussed above under the section entitled “—U.S. Federal Income Tax Treatment of Electing U.S. Holders” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any portion of a Distribution not constituting a dividend will be treated first as reducing (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Redeeming Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described in above.
Information Reporting and Backup Withholding for U.S. and Non-U.S. Holders
Dividend payments with respect to our ordinary shares and proceeds from the sale, exchange or redemption of our ordinary shares may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
The Company will not pay any additional amounts to redeeming holders in respect of any amounts withheld in connection with a redemption of our shares. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes.
As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your public shares.
Vote Required for Approval
The affirmative vote of holders of at least 65% of the outstanding shares of our common stock entitled to vote thereon is required to approve the Extension Charter Amendment. Abstentions or the failure to vote on the Extension Charter Amendment will have the same effect as a vote “AGAINST” the Extension Charter Amendment.
Our Board will abandon and not implement the Extension Proposal unless our stockholders approve both of the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if fewer than all three proposals are approved by the stockholders none of the proposals will take effect. Notwithstanding stockholder approval of the Charter Amendments and the Trust Amendment, our Board will retain the right to abandon and not implement the Charter Amendments and the Trust Amendment at any time before the effectiveness thereof without any further action by our stockholders.
You are not being asked to vote on any business combination at this time. If the Charter Amendments and the Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the initial business combination if and when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or the Company has not consummated the business combination before December 19, 2023, subject to the terms of the charter.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE EXTENSION CHARTER AMENDMENT.

PROPOSAL 1B: ELECTIVE EARLY WIND-UP CHARTER AMENDMENT
The proposed Elective Early Wind-Up Charter Amendment would amend the Company’s charter to permit our Board to elect to wind up our operations prior to December 19, 2023 as determined by our Board and included in a public announcement. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
Reasons for the Proposed Elective Early Wind-Up Charter Amendment
The Company is proposing to amend its charter to permit our Board to elect to wind up our operations prior to December 19, 2023 on an earlier date as determined by our Board and included in a public announcement and liquidate the trust account following the date of the Special Meeting if the Board determines such action is in the best interests of stockholders.
Approval of the Elective Early Wind-Up Charter Amendment is a condition to the implementation of the Extension. See also “Proposal 1A—Extension Charter Amendment,” a cross-conditioned proposal, which, if approved, would extend the deadline for the Company to consummate its initial business combination to December 19, 2023 to provide it with more time to identify and consummate the initial business combination. The Board has determined that it is in the best interest of stockholders to provide the Board with flexibility to select an earlier termination if it deems such decision to be in the best interests of stockholders. The Elective Early Wind-Up Charter Amendment is essential to providing the Company with the flexibility to wind up operations following the Special Meeting if the Board determines that such action is in the best interests of stockholders.
If the Elective Early Wind-Up Charter Amendment is Approved
If both of the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Charter Amendment in the form of Annex A hereto will be effective and the trust account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable termination date until the Company’s Board determines in its sole discretion that it will not be able to consummate the initial business combination before December 19, 2023 and does not wish to seek an additional extension. See “Proposal 1A—Extension Charter Amendment.”
If the Charter Amendment Proposals and the Trust Amendment Proposal are not approved and we have not consummated the initial business combination by March 19, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds in the trust account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.
You are not being asked to vote on any business combination at this time. If the Charter Amendments and the Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote for the initial business combination if and when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or the Company has not consummated the initial business combination during the Extension Period, subject to the terms of the charter.
Our initial stockholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their shares of common stock in connection with a stockholder vote to approve an amendment to our charter such as the Extension Charter Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 34,500,000 Founder Shares, which represents 20% of the Company’s issued and outstanding common stock.
In connection with this Charter Amendment Proposals, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposals or the Trust Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. However, redemption payments for Elections in connection with this Special Meeting will only be made if the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite stockholder approval. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Charter Amendments (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). However, the Company will not proceed with the Charter Amendments if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our trust account, which held approximately $1.4 billion of cash and U.S. government securities as of September 30, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by December 19, 2023 if the Charter Amendment Proposals and the Trust Amendment Proposal are approved. Our initial stockholders, own an aggregate of 34,500,000 Founder Shares.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Special Meeting (or December 8, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its public shares.
As of September 30, 2022, there was approximately $1.4 billion in the trust account. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Company extends the business combination period to December 19, 2023 (or such earlier date as determined by our Board), the redemption price per share at the meeting for the initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $10.06 per share under the terms of our currently existing charter and Trust Agreement.
See “United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights” for a summary of certain United States federal income tax considerations for holders of our shares with respect to the exercise of redemption rights in connection with the approval of the Extension in connection with the Charter Amendment Proposals.
Vote Required for Approval
The affirmative vote of holders of at least 65% of the outstanding shares of our common stock entitled to vote thereon is required to approve the Elective Early Wind-Up Charter Amendment. Abstentions or the failure to vote on the Elective Early Wind-Up Charter Amendment will have the same effect as a vote “AGAINST” the Elective Early Wind-Up Charter Amendment.
Public stockholders may elect to redeem their public shares regardless of whether or how they vote on the Elective Early Wind-Up Proposal at the Special Meeting, however, redemption payments will only be made if both of the Charter Amendment Proposals and the Trust Amendment Proposal receive the requisite stockholder approval.
Our Board will abandon and not implement the Elective Early Wind-Up Proposal unless our stockholders approve both of the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if any of the proposals are not approved by the stockholders, none of the proposals will take effect. Notwithstanding stockholder approval of the Charter Amendments and Trust Amendment, our Board will retain the right to abandon and not implement the Charter Amendments and Trust Amendment at any time before the effectiveness thereof without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Charter Amendments and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the initial business combination if and when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or the Company has not consummated the business combination before December 19, 2023, subject to the terms of the charter.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTIVE EARLY WIND-UP CHARTER AMENDMENT.

PROPOSAL 2: TRUST AMENDMENT
The proposed Trust Amendment would amend the Trust Agreement to allow the Company to extend the date by which the Company has to consummate a business combination from March 19, 2023 to December 19, 2023, or such earlier date as determined by our Board. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
Reasons for the Trust Amendment
The purpose of the Trust Amendment is to allow the Company to extend the date by which the Company has to consummate a business combination from March 19, 2023 to December 19, 2023, or such earlier date as determined by our Board. The Trust Amendment parallels the proposed Charter Amendment.
The Company’s current Trust Agreement provides that the Company has until 24 months after the closing of the IPO, and such later day as may be approved by the Company’s stockholders in accordance with the Company’s charter to terminate the Trust Agreement and liquidate the trust account.
If the Trust Amendment is not approved and we do not consummate the initial business combination by March 19, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds in the trust account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
If the Trust Amendment is Approved
If both of the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the trust account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable termination date. The Company will then continue to attempt to identify and consummate an initial business combination until the applicable Extension Period or until the Company’s Board determines in its sole discretion that it will not be able to consummate the initial business combination by the applicable Extension Period and does not wish to seek an additional extension.
Vote Required for Approval
The affirmative vote of holders of at least 65% of the outstanding shares of our common stock entitled to vote thereon is required to approve the Trust Amendment. Abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.
Public stockholders may elect to redeem their public shares regardless of whether or how they vote on the Trust Amendment Proposal at the Special Meeting, however, redemption payments will only be made if both of the Charter Amendment Proposals and the Trust Amendment Proposals receive the requisite stockholder approval.
Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both of the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if any proposal is not approved by the stockholders, none of the proposals will take effect. Notwithstanding stockholder approval of the Charter Amendments and the Trust Amendment, our Board will retain the right to abandon and not implement the Charter Amendments and the Trust Amendment at any time before the effectiveness thereof without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or the Company has not consummated the business combination before December 19, 2023, subject to the terms of the charter.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL 3: ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Elective Early Wind-Up Proposal and the Trust Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Elective Early Wind-Up Proposal and the Trust Amendment Proposal.
The chairman of the Special Meeting may adjourn the meeting whether or not there is a quorum, to reconvene at the same or some other place and may adjourn the meeting from time to time until a quorum shall attend.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast by stockholders represented via the remote platform or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of November 18, 2022 by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our executive officers and directors; and
•	all our officers and directors as a group.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table is based on 138,000,000 public shares (shares of Class A common stock) and 34,500,000 Founder Shares (shares of Class B common stock) outstanding and does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of November 18, 2022.
	Class A common stock		Class B common stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class(2)	Approximate Percentage of Common Stock
KKR Acquisition Sponsor I LLC(3)	—	—	34,373,500	99.6%	19.9%
Guggenheim Capital, LLC(4)	15,274,598	11.1%	—	—	8.9%
Citadel Advisors LLC(5)	7,424,367	5.4%	—	—	4.3%
Glenn Murphy	—	—	—	—	—
Paul Raether	—	—	—	—	—
Paula Campbell Roberts	—	—	—	—	—
Kimberly Ross	—	—	75,000	*	*
Meghan Frank	—	—	25,000	*	*
Stephanie Plaines	—	—	—	—	—
All officers and directors as a group (six individuals)	—	*	100,000	*	*
*	less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o KKR Acquisition Holdings I Corp., 30 Hudson Yards, Suite 7500, New York, New York 10001.
(2)	Interests shown consist solely of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.
(3)
Our Sponsor is the record holder of such shares. Glenn Murphy, Paul Raether and Paula Campbell Roberts are the three managers of our Sponsor’s board of managers. Any action by our Sponsor with respect to our company or the Class B common stock, including voting and dispositive decisions, requires a majority vote of the managers of the board of managers. Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of our Sponsor’s managers, none of the managers of our Sponsor is deemed to be a beneficial owner of our Sponsor’s securities, even those in which such manager holds a pecuniary interest. Accordingly, none of our officers is deemed to have or share beneficial ownership of the Class B common stock held by our Sponsor.

(4)
Based on a Schedule 13G/A jointly filed on February 14, 2022 by Guggenheim Capital, LLC, Guggenheim Partners, LLC, GI Holdco II LLC, GI Holdco LLC, Guggenheim Partners Investment Management Holdings, LLC, and Guggenheim Partners Investment Management, LLC (“GPIM”) relating to securities beneficially owned directly by GPIM and other subsidiaries of Guggenheim Capital, LLC. Guggenheim Capital, LLC is the majority owner of Guggenheim Partners, LLC, GI Holdco II LLC, GI Holdco LLC, Guggenheim Partners Investment Management Holdings, LLC and GPIM. As a result of its role as investment adviser, GPIM may be deemed to be the beneficial owner of certain of the shares of the Company reported herein for purposes of §13(d) and 13(g) of the Exchange Act. The address of Guggenheim Capital, LLC is 227 West Monroe Street, Chicago, IL 60606.

(5)
Based on a Schedule 13G/A jointly filed on February 24, 2022 by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin with respect to Class A common stock owned by Citadel Multi-Strategy Equities Master Fund Ltd., (“CM”), and Citadel Securities. Such owned shares may include other instruments exercisable for or convertible into shares. Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP and owns a controlling interest in CGP and CSGP. The address of the principal business office of each of the reporting persons is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.
This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
Our corporate website address is www.kkr-acqholdings.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement. You should not rely on any such information in making your decision whether to invest in our securities
You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal, the Elective Early Wind-Up Proposal, the Trust Amendment Proposal or the Adjournment Proposal, by contacting the Company’s proxy solicitor at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokers call: (203) 658-9400
Email: KAHC.info@investor.morrowsodali.com

You may also contact us at the following address or telephone number:

KKR Acquisition Holdings I Corp.
30 Hudson Yards, Suite 7500
New York, NY 10001
(212) 750-8300

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than December 5, 2022.

ANNEX A
PROPOSED CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

KKR ACQUISITION HOLDINGS I CORP.
KKR Acquisition Holdings I Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
1. The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:
“Following the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on February 4, 2021, as amended (the “Registration Statement”), was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) not previously properly redeemed in accordance with clause (iii) below if the Corporation does not complete its initial Business Combination by [December 19, 2023]1 [(or such earlier date as determined by the Board and included in a public announcement (as defined in the Corporation’s Bylaws))]2 [(the “Deadline”)]3 and (iii) the redemption of any Offering Shares properly submitted in connection with a stockholder vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
2. The text of Section 9.2(d) of Article IX of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:
“In the event that the Corporation has not consummated an initial Business Combination by [the Deadline,]4 the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly
[1]	Proposal 1A
[2]	Proposal 1B
[3]	Proposal 1A and 1B
[4]	Proposal 1A and 1B

as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”
3. The text of Section 9.7 of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:
“If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by [the Deadline]5 or with respect to any other material provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”
4. The foregoing amendments to the Amended and Restated Certificate of Incorporation of the Corporation were duly adopted by the Board of Directors of the Corporation and by the requisite vote of the stockholders entitled to vote thereon in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
[5]	Proposal 1A and 1B

IN WITNESS WHEREOF, KKR Acquisition Holdings I Corp. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of this   day of December, 2022.
KKR ACQUISITION HOLDINGS I CORP.

BY:
NAME:	Glenn Murphy
TITLE:	Chief Executive Officer

ANNEX B
PROPOSED AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of    , 2022, is made by and between KKR Acquisition Holdings I Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”).
WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of March 19, 2021 (the “Trust Agreement”);
WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account established for the benefit of the Company and the Public Stockholders under the circumstances described therein;
WHEREAS, Section 6(d) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be changed, amended or modified with the affirmative vote of at least sixty five percent (65%) of the then outstanding shares of Common Stock and Class B common stock, voting together as a single class;
WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, at least sixty five percent (65%) of the then outstanding shares of Common Stock and Class B common stock, voting together as a single class, voted affirmatively to approve (i) this Amendment Agreement and (ii) a corresponding amendment to the Company’s amended and restated certificate of incorporation (the “Charter Amendment”); and
WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein concurrently with the effectiveness of the Charter Amendment.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1. Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined herein, shall have the meanings ascribed to such terms in the Trust Agreement.
2. Amendments to the Trust Agreement.
(a) Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is, the later of (1) December 19, 2023 (or such earlier date as determined by the Board and included in a public announcement (as defined in the Corporation’s Bylaws)) and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;” and
(b) Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated, in the form attached hereto, to implement a corresponding change to the foregoing amendment to Section 1(i) of the Trust Agreement.

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of the parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement. This Amendment Agreement is intended to be in full compliance with the requirements for an amendment to the Trust Agreement as required by Section 6(c) and Section 6(d) of the Trust Agreement, and any defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.
4. References.
(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement; and
(b) All references to the “amended and restated certificate of incorporation” in the Trust Agreement shall mean the Company’s amended and restated certificate of incorporation as amended by the Charter Amendment.
5. Governing Law. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.
6. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment Agreement by electronic transmission shall constitute valid and sufficient delivery thereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first written above.
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

KKR ACQUISITION HOLDINGS I CORP.

By:
Name:
Title:

EXHIBIT B
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:  Trust Account – Termination Letter
Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Investment Management Trust Agreement between KKR Acquisition Holdings I Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of March 19, 2021 (as amended, the “Trust Agreement”), this is to advise you that the Company did not effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s amended and restated certificate of incorporation (as amended, the “Charter”), as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [      , 20 ]1 as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Company’s Charter. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.
Very truly yours,
KKR Acquisition Holdings I Corp.

By:
Name:
Title:

cc: Citigroup Global Markets Inc.
[1]	December 19, 2023 or at a later date, if extended, unless an earlier date is determined by the Company’s Board of Directors.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

KKR ACQUISITION HOLDINGS I CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 11, 2022.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the meeting, visit: **https://www.cstproxy.com/kkracqholdingsi/2022**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1A, 1B, 2 AND 3.

Extension Proposal — FOR / AGAINST / ABSTAIN

Elective Early Wind-Up Proposal — FOR / AGAINST / ABSTAIN

Trust Amendment Proposal — FOR / AGAINST / ABSTAIN

Adjournment Proposal — FOR / AGAINST / ABSTAIN

Please date, sign and mail your proxy card in the envelope provided or vote by internet as soon as possible. Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**________**2022.**

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

KKR ACQUISITION HOLDINGS I CORP.

December 12, 2022

NOTICE OF AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement and proxy card are available at
https://www.cstproxy.com/kkracqholdingsi/2022

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

KKR ACQUISITION HOLDINGS I CORP.

Proxy for Special Meeting of Stockholders on December 12, 2022
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Glenn Murphy and Paul Raether and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Class A common stock and/or Class B common stock of KKR Acquisition Holdings I Corp. (the "Company"), a Delaware corporation, that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company, to be held December 12, 2022 at 10:30 a.m. ET at **https://www.cstproxy.com/kkracqholdingsi/2022**, and at any adjournments or postponements thereof, as follows:

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for the said meeting.

Notwithstanding the order in which the proposals are set out herein, the Company may put the proposals to the Special Meeting in such order as it may determine.

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF YOU RETURN A SIGNED AND DATED PROXY CARD BUT NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1A, 1B, 2 AND 3.

(Continued and to be signed on the reverse side)